Corbin Multi-Strategy Fund, LLC

Schedule of Investments (Unaudited)

December 31, 2022

		Original Acquisition
Strategy	Investments	Date	Shares	Cost	Fair Value
Investments in Investment Funds - 23.32%[1]
	Asset-Backed Securities - 3.73%
	East Lodge Capital Credit Opportunities Fund, LP	10/1/2019	191	$190,854	$208,526
	East Lodge Capital Credit Opportunities Fund, Ltd.	3/1/2015	213	229,939	270,063
	Perella Weinberg Partners Asset Based Value Offshore Fund, LP2	3/1/2015	-	775,133	676,382
	VPC Offshore Unleveraged Private Debt Fund Feeder, LP2	10/1/2016	-	34,118	31,829
				1,230,044	1,186,800
	Equity Special Situations - 10.%
	Antara Capital Offshore Fund, Ltd.	11/1/2021	5,000	3,750,000	3,140,908
	SGOF Liquidating Feeder, Ltd.	7/1/2020	30	29,599	39,756
				3,779,599	3,180,664
	Event Driven/Distressed - .26%
	Redwood Domestic Fund, LP2	10/1/2019	-	26,254	32,428
	Redwood Offshore Fund, Ltd.	3/1/2015	10,565	26,358	49,335
				52,612	81,763
	Long/Short Equity - 9.33%
	Pelham Long/Short Small Cap Fund, Ltd.	10/1/2018	6,934	656,250	415,018
	Tal China Focus US Fund	1/1/2021	6,394	3,000,000	2,551,196
				3,656,250	2,966,214
	Total Investments in Investment Funds			8,718,505	7,415,441

	Total Investments (Cost $8,718,505) - 23.32%				7,415,441
	Other assets in excess of liabilities - 76.68%				24,376,114
	Net Assets - 100%				$31,791,556

[1]	All or portion of these securities are segregated as collateral for a Line of Credit.
[2]	Investment does not issue shares.

See accompanying notes to schedule of investments.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements

December 31, 2022 (Unaudited)

Note 1 - Valuation of Investments

The Board has formed a Valuation Committee (the “Valuation Committee”) that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures (defined below) adopted by the Board. The Fund’s Valuation Committee will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved the valuation policy and procedures for the Fund (the “Valuation Procedures”). The fair value of equity securities are determined using last traded or closing prices as reported on the primary exchange where securities are traded and are generally categorized within Level 1 of the Fund’s fair value hierarchy. If no sales of such equity securities are reported on a particular day, the securities are generally valued based upon their closing bid prices. In any case where the Adviser believes that (i) the agreed upon valuation methodology is not appropriate or (ii) market quotations for a security are unavailable, unreliable, or not reflective of the security’s fair value, the investment team will recommend a fair valuation for review by the Valuation Committee. The Valuation Committee shall determine the fair value of the security by taking into account such factors deemed relevant.

The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Board using net asset value (“NAV”). The fair value of an Investment Fund ordinarily will be the NAV of that Investment Fund determined and reported by the Investment Fund in accordance with the valuation policies established by the Investment Fund and/or its Investment Manager, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive the NAV of its interests amount from the Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In particular, FASB Topic 820, Fair Value Measurements (“FASB ASC 820”) permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of each investment by the Fund by strategy can be found in the Schedule of Investments.

Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund’s interests in the Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund’s reported valuation does not represent fair value. If it is determined that the Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the period ended December 31, 2022, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have an Investment Fund’s reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time. The Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

Note 2 – Fair Value Measurements and Disclosure

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

•	Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

•	Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in Mutual Funds and ETFs, and investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third-party pricing source as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s investments and other financial instruments as of December 31, 2022 is as follows:

Description	Total Fair Value at 12/31/2022	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Investment Funds (1)	$7,415,441	$—	$—	$—
Total Assets	$7,415,441	$—	$—	$—

(1)	Investment Funds that are measured at fair value using NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy, based on the guidance in FASB ASC 820. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no Level 3 securities held during the period nor any transfers into or out of Level 3 of the fair value hierarchy.